UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2020

INVESCO DB G10 CURRENCY HARVEST FUND

(Exact name of registrant as specified in its charter)

Delaware	001-33020	16-6562496
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, Illinois	60515
(Address of principal executive offices)	(Zip Code)

(800) 983-0903

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units of Beneficial Interest	DBV	NYSE Arca, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to section 13(a) of the Exchange Act.

Item 1.01	Entry Into a Material Definitive Agreement.

Amendment to Participant Agreement

On September 30, 2020, Invesco Capital Management LLC (the “Managing Owner”), the Invesco DB G10 Currency Harvest Fund (the “Fund”) and each of the other Invesco DB exchange-traded commodity pools executed an amendment to the Participant Agreements currently in place with each financial institution eligible to conduct creation and redemption transactions directly with the Fund (“Authorized Participant”). The purpose of the Amendment is to revise Attachment A to the Participant Agreement to change the number of common units of beneficial interest (“Shares”) that currently comprise the large blocks of Shares issued or redeemed by the Fund to an Authorized Participant (“Creation Units”) from 200,000 Shares to 100,000 Shares, or such other size as the Managing Owner may determine in the future, with such change effective as of market open on November 2, 2020.

The Participant Agreement governs the relationship between the Fund and an Authorized Participant and sets forth the procedures for the creation and redemption of Creation Units and for the delivery of cash required for such creations or redemptions. The Managing Owner may delegate its duties and obligations under a Participant Agreement to Invesco Distributors, Inc. or The Bank of New York Mellon (the administrator and transfer agent to the Fund) without consent from any Authorized Participant. The Participant Agreement may be amended by the Managing Owner only with the consent of an Authorized Participant, while the procedures attached thereto, including Attachment A, may be amended with notice to an Authorized Participant. Shareholder consent is not required in either case.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Invesco DB G10 Currency Harvest Fund

By:	Invesco Capital Management LLC, its Managing Owner

	By:	/s/ Adam Henkel
		Name:	Adam Henkel
		Date:	September 30, 2020
		Title:	Secretary